Exhibit 99.1

│ Capricor, Inc. │KOL Lunch on DMD Key Opinion Leaders Lunch to discuss the emerging clinical paradigm in DMD focusing on gene and cell therapy. March 9, 2018 NASDAQ: CAPR

│ Capricor , Inc. │KOL Lunch on DMD Forward - Looking Statements Statements in this presentation regarding the efficacy, safety, and intended utilization of Capricor's product candidates ; the initiation, conduct, size, timing and results of discovery efforts and clinical trials ; the pace of enrollment of clinical trials ; plans regarding regulatory filings, future research and clinical trials ; regulatory developments involving products, including the ability to obtain regulatory approvals or otherwise bring products to market ; plans regarding current and future collaborative activities and the ownership of commercial rights ; scope, duration, validity and enforceability of intellectual property rights ; future royalty streams, expectations with respect to the expected use of proceeds from the recently completed offerings and the anticipated effects of the offerings, and any other statements about Capricor's management team's future expectations, beliefs, goals, plans or prospects constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "could," "anticipates," "expects," "estimates," "should," "target," "will," "would" and similar expressions) should also be considered to be forward - looking statements . There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward - looking statements . More information about these and other risks that may impact Capricor's business is set forth in Capricor's Annual Report on Form 10 - K for the year ended December 31 , 2016 as filed with the Securities and Exchange Commission on March 16 , 2017 , in its Registration Statement on Form S - 3 , as filed with the Securities and Exchange Commission on September 28 , 2015 , together with the prospectus included therein and prospectus supplements thereto, and in its Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2017 , as filed with the Securities and Exchange Commission on November 14 , 2017 . All forward - looking statements in this press release are based on information available to Capricor as of the date hereof, and Capricor assumes no obligation to update these forward - looking statements . 2

│ Capricor, Inc. │KOL Lunch on DMD • Linda Marban, Ph.D. – Chief Executive Officer, Capricor Therapeutics, Inc. • Deborah Ascheim, M.D. – Chief Medical Officer, Capricor Therapeutics, Inc. • Craig McDonald, M.D., is professor and chair of the Department of Physical Medicine and Rehabilitation and Director of the Neuromuscular Disease Clinics at the University of California, Davis. Dr. McDonald is an internationally recognized expert in the clinical management and rehabilitation of neuromuscular diseases including DMD. He is the national PI of the Capricor HOPE - 2 Trial. • Jeffrey Chamberlain, Ph.D., is professor in the Departments of Neurology, Medicine and Biochemistry and director of the Seattle Wellstone Muscular Dystrophy Center. Dr. Chamberlain is the holder of many of the key patents for microdystrophin and has been a world leader in the development of gene therapies for DMD. • Michelle Eagle, Ph.D., the managing director of ATOM International LTD, is one of the creators of, and has published extensively on, the Performance of the Upper Limb (PUL) test, a validated test for skeletal muscle function in Duchenne muscular dystrophy. • Pat Furlong, is the founding president and CEO of the Parent Project Muscular Dystrophy (PPMD), the largest non - profit organization in the U.S. focused solely on Duchenne. She has spearheaded the advocacy movement in Duchenne and is a world expert on regulatory strategies for approval of products to treat the disease. Capricor KOL Speakers 3

│ Capricor , Inc. │KOL Lunch on DMD Capricor’s Mission Capricor is focused on the discovery, development and commercialization of innovative cell and exosome based therapies for patients with immune - inflammatory rare diseases with a focus on Duchenne muscular dystrophy . 4

│ Capricor , Inc. │KOL Lunch on DMD Treatment Options for DMD are Limited Challenges ▪ EXONDYS 51 – 13% of DMD population ▪ Gene therapy not always effective due to antibody response ▪ Steroids have adverse long term side - effects ▪ NF - kB inhibition may not be enough to mediate immune response ▪ Exon Skipping ▪ Gene therapy ▪ Utrophin ▪ NF - kB ▪ Steroids ▪ Immunomodulator y ▪ Anti - fibrotic ▪ Pro - angiogenic ▪ Pro - regenerative ▪ Cellular Energy We believe CAP - 1002 may be used synergistically with other therapeutics aimed to treat the underlying genetic mutation with DMD 5

│ Capricor , Inc. │KOL Lunch on DMD ‒ CAP - 1002 is a biologic consisting of allogeneic cardiosphere - derived cells (CDCs) ▪ Manufactured from donated heart muscle ▪ Does not act by “stemness” – the cells do not engraft into host tissue ▪ MOA: cells secrete EVs (exosomes) » Contain non - coding RNAs and proteins » Internalized by target cells » Stimulate diverse and lasting changes in cellular behavior ▪ CAP - 1002 has been investigated in several clinical trials and more than 130 human subjects Capricor’s CAP - 1002 Technology 6

Physiological Effects of CDCs in mdx Model

Effect				
↓ Oxidative Stress	↑ phospho-Akt ↑ Nrf2 (cytoplasmic) ↑ Nrf2 (nuclear)	→	↑ HO-1 ↑ GCLC cat. sub. ↑ catalase ↑ SOD-2	
↓ Inflammation	↓ NF-kB	→	↓ phospho-IkB ↓ p65 (nuclear) ↓ MCP1	→ ↓ CD68+ macrophages ↓ CD3+ T cells
↓ Fibrosis	↓ collagen I ↓ collagen III			
↑ Cellular Energy	↑ mitochondrial DNA copy number ↑ level of respiratory chain subunits	→	**RESTORED** mitochondrial ultrastructure **NORMALIZED** deficient respiratory capacity of isolated mitochondria	
↑ Muscle Cell Generation	↑ Ki67+ cardiomyocytes ↑ Aurora B cardiomyocytes			

*CDCs have been the subject of >100 peer-reviewed papers since 2007

Aminzadeh et al, Stem Cell Reports 2018 (http://www.cell.com/stem-cell-reports/fulltext/S2213-6711(18)30049-3).

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Intramyocardial CDC methods • Mouse model of DMD - 10 m/o mdx mice (n=12 per group) - Randomized to CDC vs vehicle - Followed for 6 months or longer - Single or repeat injection at 3 mo as noted • CDCs - From background mouse strain (C57BL/10) - Injected intramyocardially (LV; 4 injection sites) Aminzadeh et al, Stem Cell Reports 2018 ( http://www.cell.com/stem - cell - reports/fulltext/S2213 - 6711(18)30049 - 3 ). 8 │ Capricor , Inc. │KOL Lunch on DMD

Improved cardiac function Increased exercise capacity Increased survival rate Improved function & survival in mouse model Aminzadeh et al, Stem Cell Reports 2018 ( http://www.cell.com/stem - cell - reports/fulltext/S2213 - 6711(18)30049 - 3 ). 9

│ Capricor , Inc. │KOL Lunch on DMD Physiological Effects of CDCs in mdx Model Oxidative Stress  phospho - Akt  Nrf2 (cytoplasmic)  Nrf2 (nuclear)  HO - 1  catalase  SOD - 2  GCLC cat. sub. Inflammation  phospho - IkB  p65 (nuclear)  MCP1  CD68+ macrophages  CD3+ T cells  NF - kB Aminzadeh et al, Stem Cell Reports 2018 ( http://www.cell.com/stem - cell - reports/fulltext/S2213 - 6711(18)30049 - 3 ). 10

Oxidative stress & inflammation: major players in DMD Inflammatory cell infiltration Oxidative stress Aminzadeh et al, Stem Cell Reports 2018 ( http://www.cell.com/stem - cell - reports/fulltext/S2213 - 6711(18)30049 - 3 ). 11

│ Capricor , Inc. │KOL Lunch on DMD Physiological Effects of CDCs in mdx Model Oxidative Stress  phospho - Akt  Nrf2 (cytoplasmic)  Nrf2 (nuclear)  HO - 1  catalase  SOD - 2  GCLC cat. sub. Inflammation  phospho - IkB  p65 (nuclear)  MCP1  CD68+ macrophages  CD3+ T cells  NF - kB Fibrosis  collagen I  collagen III *CDCs have been the subject of >100 peer - reviewed papers since 2007 Aminzadeh et al, Stem Cell Reports 2018 ( http://www.cell.com/stem - cell - reports/fulltext/S2213 - 6711(18)30049 - 3 ). 12

Mdx+Vehicle CTL(WT) Mdx+CDC Reduced cardiac collagen content and fibrosis 0.4 0.45 0.5 0.55 0.6 0.65 0.7 CTL Mdx+Vehicle Mdx+CDC CTL(WT) CDC Vehicle † 0.3 0.33 0.36 0.39 0.42 0.45 0.48 0.51 CTL Mdx+Vehicle Mdx+CDC Collagen III A1 † CTL(WT) CDC Vehicle Collagen III A1 Collagen I A1 Collagen I A1 Aminzadeh et al, Stem Cell Reports 2018 ( http://www.cell.com/stem - cell - reports/fulltext/S2213 - 6711(18)30049 - 3 ). 13 │ Capricor , Inc. │KOL Lunch on DMD

Physiological Effects of CDCs in mdx Model

↓ Oxidative Stress
- ↑ phospho-Akt
- ↑ Nrf2 (cytoplasmic)
- ↑ Nrf2 (nuclear)

→ ↑ HO-1, ↑ GCLC cat. sub., ↑ catalase, ↑ SOD-2

↓ Inflammation
- ↓ NF-kB

→ ↓ phospho-IkB, ↓ p65 (nuclear), ↓ MCP1

→ ↓ CD68+ macrophages, ↓ CD3+ T cells

↓ Fibrosis
- ↓ collagen I
- ↓ collagen III

↑ Cellular Energy
- ↑ mitochondrial DNA copy number
- ↑ level of respiratory chain subunits

→ **RESTORED** mitochondrial ultrastructure
NORMALIZED deficient respiratory capacity of isolated mitochondria

*CDCs have been the subject of >100 peer-reviewed papers since 2007

Aminzadeh et al, Stem Cell Reports 2018 (http://www.cell.com/stem-cell-reports/fulltext/S2213-6711(18)30049-3).

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CTL(WT) Mdx+Vehicle Mdx+CDC Restoration of mitochondrial integrity Aminzadeh et al, Stem Cell Reports 2018 ( http://www.cell.com/stem - cell - reports/fulltext/S2213 - 6711(18)30049 - 3 ). 15 │ Capricor , Inc. │KOL Lunch on DMD

Physiological Effects of CDCs in mdx Model

↓ Oxidative Stress
- ↑ phospho-Akt
- ↑ Nrf2 (cytoplasmic)
- ↑ Nrf2 (nuclear)

➔
- ↑ HO-1
- ↑ GCLC cat. sub.
- ↑ catalase
- ↑ SOD-2

↓ Inflammation
- ↓ NF-kB

➔
- ↓ phospho-IkB
- ↓ p65 (nuclear)
- ↓ MCP1

➔
- ↓ CD68+ macrophages
- ↓ CD3+ T cells

↓ Fibrosis
- ↓ collagen I
- ↓ collagen III

↑ Cellular Energy
- ↑ mitochondrial DNA copy number
- ↑ level of respiratory chain subunits

➔
RESTORED mitochondrial ultrastructure
NORMALIZED deficient respiratory capacity of isolated mitochondria

↑ Muscle Cell Generation
- ↑ Ki67^{+} cardiomyocytes
- ↑ Aurora B cardiomyocytes

*CDCs have been the subject of >100 peer-reviewed papers since 2007

Aminzadeh et al, Stem Cell Reports 2018 (http://www.cell.com/stem-cell-reports/fulltext/S2213-6711(18)30049-3).

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Cardiomyogenesis



CTL(WT)
Mdx+Vehicle
Mdx+CDC
WGA Ki67 DAPI
WGA Aurora B DAPI
Ki67+ Cardiomyocytes/ Cardiomyocytes in HPF
0.007
0.006
0.005
0.004
0.003
0.002
0.001
0
†
CTL
Mdx+Vehicle
Mdx+CDC
Aurora B+ Cardiomyocytes/ Cardiomyocytes in HPF
0.007
0.006
0.005
0.004
0.003
0.002
0.001
0
†
CTL
Mdx+Vehicle
Mdx+CDC

Aminzadeh et al, Stem Cell Reports 2018 (http://www.cell.com/stem-cell-reports/fulltext/S2213-6711(18)30...

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20 25 30 35 40 45 50 1 15 30 LVEF (%) Days (after MI) CDC-DMSO CDC-GW4869 * CDC exosomes ↑ EF Ibrahim et al., Stem Cell Reports 2014 Exosomes: CDCs MoA Defined • 30 - 150 nm particles • Present in all body fluids • Released by nearly all cell types • Loaded with miRs and other bioactive contents • Payload very cell - specific Blocking exosome biosynthesis abrogates CDC benefit 20 25 30 35 40 45 50 1 15 30 LVEF (%) Days (after MI) Vehicle CDC-exo Fibroblast-exo * ** 18 │ Capricor , Inc. │KOL Lunch on DMD

Collagen content Cardiomyogenesis Intramyocardial exosomes recap effects of CDCs Functional benefit on heart Aminzadeh et al, Stem Cell Reports 2018 ( http://www.cell.com/stem - cell - reports/fulltext/S2213 - 6711(18)30049 19 │ Capricor , Inc. │KOL Lunch on DMD

Intravenous CDC methods • Mouse model of DMD - 10 - 12 m/o mdx mice - Randomized to CDC vs vehicle - Followed for 3 - 26 weeks - EF, exercise capacity, isolated muscle function • CDCs - From background mouse strain (C57BL/10) - 250k cells infused via jugular vein Adapted from Cedars - Sinai Medical Center unpublished data 20 │ Capricor , Inc. │KOL Lunch on DMD

│ Capricor , Inc. │KOL Lunch on DMD Biodistribution and Clearance of IV CAP - 1002 Biodistribution Clearance Mouse model : WT mice CDCs : Human, 150K Route : Jugular vein Mouse model : SCID mice CDCs : Human, 150K Route : Jugular vein Capricor unpublished data 21

Cardiac, skeletal, and isolated muscle function after IV CDCs V e h i c l e C D C 3 w k C D C 6 w k 0 40 50 60 70 E j e c t i o n F r a c t i o n ( % ) Pre-Treatment Post-Treatment * * V e h i c l e C D C 3 w k C D C 6 w k 0 200 250 300 350 400 450 500 E x e r c i s e C a p a c i t y ( m ) * Post-Treatment Pre-Treatment W i l d T y p e V e h i c l e C D C 3 w k C D C 6 w k 0 10 20 30 40 T w i t c h F o r c e ( m N ) * * CDC Vehicle More fusion - competent myoblasts in soleus after IV CDCs Adapted from Cedars - Sinai Medical Center unpublished data 22

Phase I / II HOPE-Duchenne Clinical Trial



25 patients
Ages 12 and older
DMD heart disease
EF > 35%
Stable steroids
RANDOMIZE
CAP-1002
(1 x 75M cells)
n=13
Usual Care
n=12
Pre-specified cardiac analyses at:
6 Months
12 Months
data presented at AHA 2017 late-breaking session

CAP-1002 given by intracoronary infusion

- **One-time, multi-vessel, intracoronary delivery of cells**
- **Safety trial with multiple exploratory efficacy endpoints**
- **Three U.S. sites:** Cedars-Sinai Medical Center
  Cincinnati Children's
  University of Florida



https://clinicaltrials.gov/ct2/show/NCT02485938

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│ Capricor , Inc. │KOL Lunch on DMD Baseline Characteristics Usual Care (n=12) CAP - 1002 (n=13) Age, median years (range) 17.5 (12 – 20) 18 (14 – 25) Wheelchair Use Always (%) 7 (58) 10 (77) Cardiac Scar Size, mean % (SD) 21.4 (10.8) 17.6 (6.8) LV Ejection Fraction, mean % (SD) 48.4 (7.5) 49.6 (6.7) Intracoronary Dose, M cells (SD) n/a 73.7 (3.6) Patients were all male, were all receiving chronic treatment with systemic steroids, and were mostly Caucasian. — HOPE population characterized by advanced disease; majority were non - ambulant — Most DMD clinical development has been conducted in less sick patients 24

│ Capricor , Inc. │KOL Lunch on DMD Heart Muscle: Reduced Myocardial Scarring ‒ Assessed by cardiac MRI with blinded analysis by core lab ‒ Scar increased in the Usual Care group, but decreased in the CAP - 1002 group ▪ 11.9% group difference in change score at Month 12 (p=0.03) ‒ Decreased scar is counter to the natural history of DMD p=0.09 p=0.03 Month 6 Month 12 IMPROVEMENT 25

│ Capricor , Inc. │KOL Lunch on DMD Heart Muscle: Increased Regional Systolic Wall Thickening ‒ Measurement of cardiac function by MRI allows focus on treated areas ‒ Magnitude of scar reduction is consistent with natural history of scar progression in DMD ▪ Inferior → Anterior → Lateral → Septal ‒ Measure is important indicator of overall cardiac function in DMD p=0.04 p=0.09 INFERIOR WALL ANTERIOR WALL Month 6 Month 12 p=0.10 p=0.54 IMPROVEMENT 26

│ Capricor , Inc. │KOL Lunch on DMD Skeletal Muscle: PUL Results Indicate Functional Benefit ‒ Performance of the Upper Limb (PUL) test is a validated instrument in DMD ▪ Relates to patients’ ability to perform common activities of daily living ‒ Trends towards improvement observed throughout follow - up Middle + Distal PUL Score % change from baseline IMPROVEMENT 27

│ Capricor , Inc. │KOL Lunch on DMD — Potential registration trial plan to initiate in 1Q 2018 ▪ Randomized, double - blind, placebo - controlled ▪ Target enrollment of 84 patients with advanced disease ▪ Peripheral intravenous delivery – supported by preclinical studies ▪ Repeat - dose design – potential to achieve sustained benefit ▪ Primary efficacy endpoint – difference in change in mid - PUL scores at Month 12 ▪ Principal Investigator – Craig M. McDonald, M.D. — FDA willing to consider PUL as an efficacy endpoint for registration ▪ Type B meeting held in June, following six - month HOPE data — Granted RMAT designation HOPE - 2 Clinical Trial of CAP - 1002 in DMD https://www.clinicaltrials.gov/ct2/show/study/NCT03406780 28

Emerging genetic therapies for DMD Jeffrey S. Chamberlain, Ph.D. McCaw Endowed Chair in Muscular Dystrophy Director, Sen. Paul D. Wellstone Muscular Dystrophy Research Center Depts. of Neurology, Medicine and Biochemistry University of Washington Seattle, WA USA Disclosures: JSC is a member of the scientific advisory boards of Solid Biosciences, Ballard Biologics, AAVogen and Akashi Therapeutics | Capricor, Inc. │KOL Lunch on DMD 29

Gene Therapy – different types  Gene replacement therapy: deliver a new version of a gene to the target tissue (aka gene addition)  Gene editing: directly modify a gene to fix or bypass a mutation - CRISPR/Cas9  Gene knockdown: Suppress the activity of a mutant gene - Inhibitory RNA (siRNA, shRNA, etc )  Transcript modification, e.g. ‘exon skipping’  Rationale bolstered by multiple recent successes with human gene therapy:  X - SCID, Hemophilia b, Liebers congenital amaurosis , Lipoprotein lipase deficiency (Glybera), Metachromatic Leukodystrophy , Wiskott - Aldrich Syndrome  Spinal muscular atrophy  CAR - T cell modification  Muscular dystrophy … . | Capricor, Inc. | KOL Lunch on DMD 30

Why gene therapy?  Fix the primary cause of genetic disorders  Potential for a permanent treatment  Genetic manipulation of stem cells  Overcome genetic errors that lead to cancer  Powerful approach to developing new vaccines | Capricor, Inc. │KOL Lunch on DMD 31

Delivering gene therapy to the body  ‘Viral’ Vectors: modified from viruses, no longer “virus” – Adeno - associated viral vectors (AAV) – best for non - dividing cells – Lentiviral vectors – best for dividing cells (e.g. stem cells) – Adenoviral vectors – mostly now used for vaccines, cancer  Non - viral vectors: plasmids, anti - sense oligonucleotides; “nanoparticles” – Short acting , easier to manufacture, high safety – Transcript modification, gene editing  Ex vivo gene therapy: Corrected, or normal, Stem Cells – Bring along therapeutic gene(s) or trophic factors | Capricor, Inc. │KOL Lunch on DMD 32

Duchenne muscular dystrophy (DMD)  Most common form of muscular dystrophy (>300,000 cases)  Caused by mutations in the 2.2 MB dystrophin gene  X - linked, recessive inheritance  1/3 of cases due to new mutation; thousands of independent mutations | Capricor, Inc. │KOL Lunch on DMD 33

Strategies for the development of DMD therapies

- **Viral vector delivery of genes to muscles**
  - **Dystrophin replacement**
  - **Delivery of a surrogate gene (*e.g.* Utrophin; GALGT2)**
  - **Transcript modification - bypass mutation**
  - **Gene editing (*e.g.* CRISPR/Cas9)**
- **Antisense oligonucleotide delivery (exon skipping)**
- **Stem cell transplantation (*ex vivo* gene therapy)**
- **Pharmacologic therapy - *palliative***

  -steroid hormones (prednisone); induce muscle hypertrophy (myostatin inhibitors); reduce inflammation/fibrosis (TGF-β inhibitors), enhance regeneration, stop codon suppression (aminoglycosides)
- **Combinatorial- *future***

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Gene Therapy for DMD/BMD  Goal: Develop methods to replace or repair dystrophin gene  Pros: – Fixes the primary cause of the disease – lack of dystrophin – Should work for ALL patients  Cons: – Requires bodywide (systemic) gene delivery to muscle  AAV vectors ?  Potential: – DMD (severe) - no dystrophin protein made – BMD (mild) - smaller dystrophins made | Capricor, Inc. │KOL Lunch on DMD 35

Challenges for gene therapy for DMD/BMD  How can you deliver a new gene to muscles, bodywide , in a safe and effective manner? – Development of delivery VECTORS by manipulating viruses – Remove viral genes, replace with gene of interest ( e.g. dystrophin)  Vectors derived from adeno - associated virus are promising – Some serotypes enable systemic gene delivery via the vasculature – AAV vectors have limited carrying capacity; dystrophin is huge gene – Produce smaller, synthetic versions of dystrophin that still work  Future/alternate goal: can the mutant gene be edited or repaired? – Gene editing with AAV - CRISPR/Cas9 | Capricor, Inc. │KOL Lunch on DMD 36

Assembly of the dystrophin - complex by micro - Dys 14 kb cDNA 3.7 kb cDNA | Capricor, Inc. │KOL Lunch on DMD 37

Adeno-associated viral (AAV) vectors

Non-integrating vectors, persist as episomes

***PROS*:**

- **Numerous serotypes, many target muscle (AAV6, 8 & 9)**
- **Relatively easy to produce; scalable to bioreactor production**
- **Can be used for bodywide gene delivery, especially to muscles**

***CONS*:**

- **Small carrying capacity (~5 kb; Dys cDNA=14 kb)**
- **Generally poor results in stem cells**
- **Rapidly lost from dividing cells**



AAV vector:


ITR
Promoter
Transgene
PolyA+
ITR

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Systemic gene transfer to muscle using AAV6  Single tail vein injection of AAV/alkaline phosphatase into adult mice Gregorevic & Chamberlain, Nature Medicine, 2004 Whole mounts stain - 2 mos pi Histochemical stain - 2 years pi AAV holds 5 kb; dystrophin gene = 2.2 MB 39

Development of micro - Dystrophins “mini” - Dystrophins modified from a very mildly affected BMD patient “Micro - dys” made by systematically removing additional protein domains Many micro - dystrophins made by my lab and some others “H2 - microDys” and “micro - Dys5” entering clinical trials | Capricor, Inc. │KOL Lunch on DMD 40

wildtype dko Tdko Forelimb Masseter Heart Diaphragm Quadriceps Tibialis Ant. Gastroc. Expression of micro - Dystrophin one year after AAV infusion into dystrophic mice (IV) Treated gastrocnemius dystrophin Gregorevic, Nat Med, 2006 41

MicroDys stably expressed 2 years after AAV infusion in mdx mice - diaphragm muscles 42

DGC expression in GRMD dogs following systemic SGT-001 infusion


GRMD Biceps Brachii
Microdystrophin
β-Sarcoglycan
Merge
1E13 vg/kg
1E14 vg/kg
2E14 vg/kg

Kornegay et al

SOLID BIOSCIENCES

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SGT - 001 (AAV - µDys) increases force in GRMD dogs following systemic delivery Kornegay et al Analysis of torque produced by extension and flexion of the tibiotarsal joint. *p<0.05 44

AAV - mediated gene therapy for DMD/BMD  Micro - dystrophins halt muscle wasting, protect from exercise - injury and improve strength  Not all µDys are equivalent  Efficient systemic delivery of AAV/µDys in dogs  No reduction in µDys expression after at least 2 years  High dose AAV9 delivery has been safely achieved in humans (e.g. SMA - Nationwide Children’s )  Clinical trials of AAV/µ Dys are beginning by several groups | Capricor, Inc. │KOL Lunch on DMD 45

Clinical trials planned / in progress  Solid Biosciences - Ganot et al (Chamberlain uDys - 3 rd gen); AAV9  Nationwide Children’s – J Mendell et al (Sarepta) (Chamberlain uDys - 1 st gen); AAV - rh74  Genethon – G Dickson (Sarepta) (Chamberlain uDys - 1 st gen); AAV8  Pfizer – Samulski et al (Xiao uDys ; Chamberlain/Hauschka promoter); AAV9 Tentative plans: Systemic (intravascular) delivery of AAV - uDys  Solid Biosciences and Nationwide Children’s are beginning trials  Pfizer: Q2 - Q3 2018??  Genethon: 2019??? Results:  Unclear on how long it will take to observe a functional benefit | Capricor, Inc. │KOL Lunch on DMD 46

Gene therapy  Difficulty of transitioning from academics to clinic  Growing, large interest by Biotech and Venture Capitol communities  American Society for Gene and Cell Therapy is the premier meeting Future:  Gene editing with CRISPR/Cas9? Safety/efficacy?  New vectors?  Scaling production  Combinatorial therapies | Capricor, Inc. │KOL Lunch on DMD 47

Gene therapy options/alternatives?  Delivery/upregulation of Utrophin (Summit) – AAV/µ Utrn : Chamberlain  Overexpression of GALGT2 (NCH trial imminent) – Modifies dystroglycan to assemble a Utrophin - complex  Stem cells: e.g. Capricor – Modulate muscle environment/enhance regeneration – Provide new myogenic stem cells to replace muscle loss? Combinations :  Gene therapy + Stem cell therapy?  Add anti - fibrotics and/or anti - inflamatories ?  Add enhancers of muscle mass | Capricor, Inc. │KOL Lunch on DMD 48

Wellstone Muscular Dystrophy Research Center-Seattle

Chamberlain Lab:

Katrin Hollinger – 3rd gen µDys
Julian Ramos – 3rd gen µDys
Julie Crudele - µDys/immunology
James Allen – AAV
Christine Halbert – AAV
Matt Karolak – DGC
Maja Zavaljevski – DMD/FSHD/DM1
Darren Bisset - DMD/FSHD/DM1
Niclas Bengtsson – Cas9
John Hall – Sat cells/Cas9/FSHD
Aisha Mushtaq – DMD/DM1
Andrea Arnett – AAV
Glen Banks - µUtrn/ringbinden
Jane Seto - µDys/FKRP

U Washington:

Guy Odom-µUtrn
Steve Hauschka-MCK
Joel Chamberlain-FSHD

Supported by The National Institutes of Health (NIAMS/NHLBI)
The Muscular Dystrophy Association (USA)
LGMD2I Fund; Solid Biosciences

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OUTCOME MEASURES IN DMD CLINICAL AND TRIAL CONSIDERATIONS PRESENTED BY : MICHELLE EAGLE | Capricor, Inc. │KOL Lunch on DMD

OUTCOME MEASURES IN DMD • Tools/assessments used to: • Evaluate the baseline status of a patient • Evaluate the effect of an intervention • M onitor disease progression • Inform clinical decision making regarding initiation/change of therapies • Clinic or clinical trial context 51 | Capricor, Inc. │KOL Lunch on DMD

WHAT MAKES A GOOD OUTCOME MEASURE? • Reliable • Excellent inter - rater and intra - rater reliability • Low measurement error • Valid • The degree to which an assessment measures what it intends to • Sensitive • Responsive in the ability to detect meaningful, real changes 52 | Capricor, Inc. │KOL Lunch on DMD

QUALITIES OF GOOD OUTCOME MEASURES • Meaningful • Clinical meaningfulness • Cost efficient • Easy to administer • Standardised 53 | Capricor, Inc. │KOL Lunch on DMD

54 | PRESENTATION TITLE SECOND LINE PROBLEMS ASSESSMENT • Functional Scales – North Star, PUL • EK Scale • timed tests – 10 metre, rise from floor, 6 MWT • muscle strength - MMT, myometry , QMT • Range of movement • Respiratory - FVC, MIP/MEP, PCF • Loss of function • Weakness • Contractures • Immobility 54 | Capricor, Inc. │KOL Lunch on DMD

CURRENT OUTCOME MEASURES USED IN DMD ▪ North Star Ambulatory Assessment ▪ PUL (Performance upper limb) ▪ Egen Klassification (EK) ▪ 9 Hole peg test ▪ 6MWT ▪ Timed functional tests ▪ Timed up and go ▪ Rise from floor ▪ Climb/descend stairs ▪ Run/walk 10 metres ▪ ACTIVE seated ▪ Pulmonary Function Tests FVC/PEF/PCF/MIP/MEP/SNIP ▪ Strength measures Manual Muscle Testing Quantitative Muscle Testing myometry Grip strength • Patient reported OMs (PROM) • QOL measures 55 | Capricor, Inc. │KOL Lunch on DMD

PROGRESSION OF DISEASE OVER TIME 56 | Capricor, Inc. │KOL Lunch on DMD

OM’S • A single outcome is unlikely to cover the breadth of the disease from highly ambulant to wheelchair dependent with limited hand function • Rates of change may vary for upper and lower limb function • Careful balance between asking the impossible and the ultra easy • Some OM have been developed that are specifically for ambulant and others for non - ambulant people, others are more general and can be used across all ages but tend to be less senstivie 57 | Capricor, Inc. │KOL Lunch on DMD

PROGRESSIVE IMPROVEMENT IN UNDERSTANDING OM’S • We understand more about the relationship between strength and function • That the individual may not represent the population • That OMs do not always correlate highly throughout the disease progression and that some OMs are more useful at different stages of disease • Some OMs may be more relevant to measure function and others may be more sensitive to change and that the two are not necessarily the same but both may be required in a clinical trial • That a tool box is required - with the right tool for the right job • Don’t put all your eggs in one basket! 58 | Capricor, Inc. │KOL Lunch on DMD

The table shows the application of outcome measures relevant for DMD in relation to age and validation status ( ✓ ). To be validated (?). Lynn et al. Neuromuscul Dis 2014;25:96 – 105 DECISION FRAMEWORK FOR INCLUSION OF CLINICAL OUTCOME MEASURES IN PHASE II/III TRIALS 59

Fig. 2 Total PUL scores in ambulant (blue) and non ambulant (red) DMD patients plotted according to age. Pane et al. 2014 http://dx.doi.org/10.1016/j.nmd.2013.11.014 60 | Capricor, Inc. │KOL Lunch on DMD

AMBULATORY ASSESSMENTS NSAA/ 6 MWT/ TIMED FUNCTION TESTS | Capricor, Inc. │KOL Lunch on DMD

LOSS OF AMBULATORY FUNCTION OCCURS IN A PREDICTABLE WAY • Unable to jump, hop and run • Gowers’ sign with standing • Loss of standing from the floor • Loss of lie to sit • Loss of stair climbing • Loss of ability to stand from a chair • Loss of ability to walk independently (10 meter walk/run; 6MWD) • Loss of standing in place North Star Ambulatory Assessment • Developed taking into consideration all the functional milestones and activities that are clinically meaningful in DMD • A 10 - point change in the linearised scale is clinically meaningful, e.g. 90 – 80 = can no longer hop 50 – 40 = inability to rise independently from the floor 21 – 11 = loss of ability to stand still and upright 6MWD, 6 - minute walk distance | Capricor, Inc. │KOL Lunch on DMD 62

North Star Ambulatory Assessment 63

NORTH STAR AMBULATORY ASSESSMENT Sit to stand Descend step | Capricor, Inc. │KOL Lunch on DMD 64

Jump Gets to sit | Capricor, Inc. │KOL Lunch on DMD 65

6MWT • Adapted/validated for DMD (McDonald 2010) • Regulator approved • Minimally clinically important difference considered 30 meters • Correlates with: • Knee extension strength • 10 minutes continuous step activity • Number of challenges conducting test, especially with younger and more cognitively impaired patients • Shorter fixed distance tests under development | Capricor, Inc. │KOL Lunch on DMD 66

6 - MINUTE WALK TEST • 6MWT: popular primary outcome measure • Other primary outcome measures exist, including 4 - stair climb • E Mercuri showed that if the distance walked in 6 minutes is at least 330 metres at baseline, the risk of losing ambulation within 2 years is significantly reduced ( Mazzone et al. PLOS One 2013;8:e52512) • And that for every 30 metre incremental decrease in the baseline 6MWT, the percentage of patients who remain ambulatory over the following 2 years decreases substantially • However, a $50 incentive can significantly improve the test result ( Alfano et al. Neuromuscul Dis 2014; 24:860 ) 6MWT, 6 - minute walk test | Capricor, Inc. │KOL Lunch on DMD 67

STRENGTH TESTING | Capricor, Inc. │KOL Lunch on DMD

MANUAL MUSCLE TESTING (MMT) • MRC scale • Reliable in patients with NMD when conducted by experienced evaluators • Issues with differentiating between higher grades: • Importance of practice and experience • Cheap/easy to conduct 69 | Capricor, Inc. │KOL Lunch on DMD

HAND HELD MYOMETRY • Variety of myometers available: • Microfet • Make test • Explanation/demonstration/prac tice • Key muscle groups • Standardised testing positions and myometer placement • Best of 3”valid” efforts • Repeat if patient moves out of position or doesn’t gives a submaximal effort • Encouragement +++ • As you would for any effort dependent test 70 | Capricor, Inc. │KOL Lunch on DMD

QUANTITATIVE MUSCLE TESTING SYSTEMS CINRG CQMS 71 | Capricor, Inc. │KOL Lunch on DMD

ASSESSMENTS FOR NON - AMBULANT | Capricor, Inc. │KOL Lunch on DMD

NON - AMBULATORY MILESTONES – EGEN KLASSIFIKATION SCALE • The EK scale is a good clinical tool – each question can help to formulate requirements for treatment or adaptations • Highly clinically meaningful but less sensitive to change over the short term • Loss of ability to turn in bed • Loss of head control • Loss of trunk mobility • Loss of ability to control wheelchair EK, Egen Klassifikation 73 | Capricor, Inc. │KOL Lunch on DMD

Prior to this publication in 2012 there were numerous workshops and discussions on existing measures Need for a tool that could assess upper limb function across the lifespan 74 | Capricor, Inc. │KOL Lunch on DMD

NON - AMBULATORY MILESTONES ▪ Loss of ability to reach over head ▪ Loss of ability to reach the scalp ▪ Loss of ability to self - feed without adaptations (hand to mouth) ▪ Loss of ability to place hands to table top ▪ Loss of ability to use a computer (distal hand function) • Performance of Upper Limb • Developed using Rasch Analysis and clinical sensibility 75 | Capricor, Inc. │KOL Lunch on DMD

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CONCEPTUAL FRAMEWORK | Capricor, Inc. │KOL Lunch on DMD 77

DIMENSIONS+ ITEMS | Capricor, Inc. │KOL Lunch on DMD 78

Version 1.1, 1.2 and now 2.0 79 | Capricor, Inc. │KOL Lunch on DMD

PUL ITEMS Shoulder domain mid level - domain | Capricor, Inc. │KOL Lunch on DMD 80

PUL ITEMS Bilateral activity Distal domain | Capricor, Inc. │KOL Lunch on DMD 81

PROM FOR UPPER LIMB

RESPIRATORY FUNCTION TESTS | Capricor, Inc. │KOL Lunch on DMD

RESPIRATORY FUNCTION • Respiratory function (RF) and survival are strongly associated • Most frequently, both in clinics and in trials, forced vital capacity is measured • Milestones include time to ventilation and death • Other commonly used measures are maximal inspiratory pressure, maximal expiratory pressure, and maximal sniff nasal inspiratory pressure , Peak cough flow, peak expiratory flow • Measurement in non - ambulant boys is particularly relevant but improving RF in ambulant boys is a goal for therapy 84 | Capricor, Inc. │KOL Lunch on DMD

Survival in Duchenne muscular dystrophy: 1967 – 2002 0 5 10 15 20 25 30 0.0 0.2 0.4 0.6 0.8 1.0 Died in 60s Died in 70s Died in 80s Died in 90s not ventilated ventilated in 90s age at death %survival Mean age of death vent + SS vent 1990s 1980s 1970s 1960s CM 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 ventilated in 1990s Died in 1990s Died in 1980s Died in 1970s Died in 1960s Cardiomyopathy vent + SS age at death 85 | Capricor, Inc. │KOL Lunch on DMD

NORTH STAR AMBULATORY ASSESSMENT 6 MINUTE WALK TEST TIMED FUNCTION TESTING Performance of upper limb Performance of upper limb/EK SCALE MUSCLE STRENGTH TESTING RESPIRATORY FUNCTION TESTING AMBULANT TRANSITIONAL NON AMBULANT YOUNGER LIFETIME OLDER 86 | Capricor, Inc. │KOL Lunch on DMD

Thank you | Capricor, Inc. │KOL Lunch on DMD

Duchenne Muscular Dystrophy: Overview, Natural History, and Unmet Need Craig McDonald, MD Professor of PM&R and Pediatrics Study Chair CINRG Duchenne Natural History Study University of California Davis Medical Center Sacramento, CA | Capricor, Inc. │KOL Lunch on DMD 8 8

Disclosures ‣ Consulting work on Duchenne muscular dystrophy clinical trials for – Capricor Therapeutics, Inc. – Catabasis Pharmaceuticals, Inc. – PTC Therapeutics – Sarepta – Prosensa – Pfizer – Eli Lilly – Bristol Myers Squib – Italfarmaco – Mitobridge – Cardero Therapeutics | Capricor, Inc. │KOL Lunch on DMD 8 9

Duchenne Muscular Dystrophy Is a Devastating Progressive Disease with Significant Unmet Need ‣ Rare recessive x - linked disorder caused by mutation in the DMD gene ‣ Leads to dystrophin deficiency in muscle tissue and subsequently chronic activation of NF - kB ‣ Progressive disease that leads to devastating deteriorating muscle strength and early death ‣ Only supportive treatments are available – Physical therapy – Orthopedic Surgery for contractures and scoliosis – Assisted ventilation – Heart failure management (e.g., afterload reduction) – Off - label / labeled use of corticosteroids – Eteplirsen in the US for exon - 51 mutations – Ataluren in the EU for nonsense mutations | Capricor, Inc. │KOL Lunch on DMD 9 0

Disease Progression Is Characterized by Muscle Damage and Replacement of Muscle Fibers with Fat Infiltration and Sclerosis, Resulting in Loss of Function Normal muscle tissue Muscle tissue 19 year old DMD patient Post - Mortem Fat infiltration, sclerotic changes and loss of muscle fibers Lack of dystrophin cause shearing of the sarcolemma and activation of NF - kB, increasing cellular damage and muscle fiber loss Progressive loss of muscle fibers and replacement of functional muscle units by fat infiltration and sclerosis Loss of function; walking capacity preserved in spite of significant loss of muscle strength due to ‣ Reserve capacity in muscle function ‣ Biomechanical compensations | Capricor, Inc. │KOL Lunch on DMD 9 1

Loss of Muscle Fiber in DMD: Normal 3 year old 9 year old 19 year old (Post - Mortem in Year 1990) Post - Mortem Serum CK | Capricor, Inc. │KOL Lunch on DMD 9 2

DMD pathomechanism Adapted from Engvall & Wewer (2003) FASEB 17:1579 Structural defect Membrane instability Apoptosis / Necrosis Inflammation Fibrosis Fiber Death | Capricor, Inc. │KOL Lunch on DMD 9 3

Motor and Cognitive Assessment of Infants and Young Boys with Duchenne Muscular Dystrophy: Results from the Muscular Dystrophy Association DMD Clinical Research Network. Connolly et al. (n=25; 1.8 ± 0.8 years) | Capricor, Inc. │KOL Lunch on DMD 9 4

• Neck Flexion Weakness one of earliest clinical signs • 2 years, 10 months | Capricor, Inc. │KOL Lunch on DMD 9 5

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Early Gower ’ s Sign (2 yr 10 mo) | Capricor, Inc. │KOL Lunch on DMD 9 7

9 Year Old Boy: Baseline Assessment Rise From Floor 7 Sec; 6MWD 414 Meters | Capricor, Inc. │KOL Lunch on DMD 9 8

Case Study: 9 Year Old Boy: Assessment in 2007 Rise From Floor 13 Sec; 6MWD 330 Meters | Capricor, Inc. │KOL Lunch on DMD 9 9

DMD Patient Age 9.5 10 - meter Walk/Run = 6.5 s 6MWD = 330 Meters Case Study: 9 Year Old Boy: Assessment in 2007 10 meter run / walk = 6.5 seconds; 6MWD 330 Meters | Capricor, Inc. │KOL Lunch on DMD 100

Case Study: Burden of Disease Same Young man aged 17 Assessment 2015 | Capricor, Inc. │KOL Lunch on DMD 101

Contemporary Treatments that have Affected the Natural History of Disease Progression and Survival in DMD 1. Glucocorticoids 2. Management of spine deformity – Glucocorticoids – Timely spine surgery for curves >30 to 40 degrees 3. Pulmonary management – Airway clearance strategies/mechanical cough assistance – Noninvasive ventilation 4. Cardiac management – Early afterload reduction (e.g., ACE inhibitors) – Recognition and management of heart failure | Capricor, Inc. │KOL Lunch on DMD 10 2

CINRG Data: Loss of Ambulation (all mutation subtypes and steroid use, N = 309) 0.00 0.25 0.50 0.75 1.00 0 5 10 15 20 Age (years) <30 days cumulative GC exp 1 year or greater cumulative GC exposure Kaplan-Meier survival estimates > 1 year steroids: • Median LOA = 13.3 ± 0.3 yrs • 95% CI = 12.5 – 14 yrs < 1 month steroids: • Median LOA = 9.8 ± 0.2 yrs • 95% CI = 9.3 - 10.1 yrs • (n=309) | Capricor, Inc. │KOL Lunch on DMD 103

There Has Been a Changing Natural History in DMD Over the Last 4 Decades Affecting Survival 1960 s No Treatment Passamano , et al. Acta Myol . 2012;31(2):121 - 125. Eagle, et al. Neuromuscul Disord . 2007;17(6):470 - 475. 1970 - 1990 Spine Surgery & Ventilation | Capricor, Inc. │KOL Lunch on DMD 104

DMD Survival Affected Primarily by Ventilation • Ventilation was recognized as a main intervention affecting survival • Ventilated median survival = 27.0 yr • Without ventilation = 19.0 yr Passamano, et al. Acta Myol . 2012;31(2):121 - 125. • Ventilation was recognized as a main intervention affecting survival • Ventilated mean survival = 27.9 yr (range, 23 - 38.6 yr ) • Without ventilation = 17.7 yr (range, 11.6 - 27.5 yr ) Rall and Grimm: Acta Myol. 2012 Oct;31(2):117 - 20. | Capricor, Inc. │KOL Lunch on DMD 105

There Has Been a Changing Natural History in DMD Over the Last 4 Decades Affecting *Survival*

1980s – Present
Glucocorticoids/Steroids



Logrank P=0.0005
Overall survival (%)
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Steroid therapy
No steroid therapy
0.0
2.5
5.0
7.5
10.0
12.5
15.0
Time (years)
Number at risk
Steroid therapy 63 61 59 53 41 28 3
No steroid therapy 23 23 23 20 11 5 2

Schram, et al. *J Am Coll Cardiol*. 2013;61(9):948-954.

2000 – Present
Afterload Reduction With ACE Inhibitors



Group 1 (initially allocated to perindopril)
Group 2 (initially allocated to placebo)
P = .0125 (log-rank test)
Total follow-up (months)

Duboc D, et al. *Am Heart J*. 2007;154(3):596-602.

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CO - 107 Loss of ambulation is predictive of late physical manifestations 0 5 10 15 20 25 30 Years DMD Progression is Sequential, Non - Linear and Irreversible Loss of Ambulation Death Loss of Stair Climb Early Physical Manifestations Late Physical Manifestations Ventilation Loss of Upper Limb Impaired Ability to Hop, Run, Jump, Rise Loss of Stair Descend | Capricor, Inc. │KOL Lunch on DMD 107

CO - 108 Measuring DMD Progression Requires Use of Multiple Outcome Measures Muscle Function • 6 - minute walk test • 4 - stair climb • 4 - stair descend • 10m walk / run Disease Progression • North Star Ambulatory Assessment (NSAA) • Loss of Ambulation Pulmonary Function • Forced vital capacity Endpoint Measures 0 5 10 15 20 25 30 Years Loss of Ambulation Death Loss of Stair Climb Ventilation Loss of Upper Limb Impaired Ability to Hop, Run, Jump, Rise Loss of Stair Descend Upper limb Impairment • Brooke / EK Scales • Performance of Upper Limb (PUL) | Capricor, Inc. │KOL Lunch on DMD 108

CO - 109 Ataluren Preserves 6MWD, TFTs, NSAA and Predicts for Overall Delay in Disease Progression Dx 5 Years 9 Years 14 Years 20 Years Disease progression in DMD Loss Ambulation NSAA Functions Loss of Stair Climb Death Ventilation Loss of Upper Limb Function Adapted from Bushby , Connor. Clin Investig ( Lond ), 2011; McDonald, et al. Muscle Nerve. 2013 QC (QC cjs 05Sep17) | Capricor, Inc. │KOL Lunch on DMD 109 SC22

CO - 110 Loss Ambulation Loss Ambulation Loss of Ambulation Predicts for Subsequent Progression Milestones Adapted from Bushby , Connor. Clin Investig ( Lond ), 2011; McDonald, et al. Muscle Nerve, 2013. Dx Death Ventilation Loss Ambulation NSAA Functions Loss of Upper Limb Function 5 Years 9 Years 14 Years 20 Years Loss of Stair Climb Disease progression in DMD QC (QC cjs 05Sep17) | Capricor, Inc. │KOL Lunch on DMD 110 SC21

Glucocorticoids target NF - κB which is Chronically Activated in DMD • miRNAs in muscle microenvironments cause variable dystrophin in muscular dystrophy • miRNAs are elevated in dystrophic myofibers and increase with disease severity • Inflammatory cytokines induce miRNAs , and antiinflammatories block their expression • miRNAs provide a precision medicine target in dystrophy and exon skipping | Capricor, Inc. │KOL Lunch on DMD 111

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CINRG-Duchenne Natural History Study: Prospective multicenter longitudinal observational study in DMD

The **largest natural history study conducted to date in DMD**[1-3]



DMD patients n = 440#
Respiratory function cohort n = 397†
GC users for ≥ 1 year (n = 322)
GC-naïve or users for < 1 months (n = 62)
Assessment schedule (months)
BL
3
6
9
12
18
24
Annual assessment
10 years (maximum)

Key eligibility criteria : Clinical picture consistent with typical DMD, family history, and molecular diagnostic characterization of DMD-associated dystrophinopathy[1]

Patient demographics: Mean age at BL: 10.7; at last study visit:15.3 (total cohort)[1]

Assessments: Anthropometrics, functional assessments (e.g. Brooke's score, NSAA), timed functional tests (e.g. 6MWT, quantitative muscle strength), **pulmonary function (e.g. FVC, PEF)**, patient-reported outcomes/health-related QoL[2]

An initial cohort of patients was recruited between 2006 and 2009 (n = 340) and a second cohort of 4 – 8 year olds between 2012 and 2015; † Patients who provided at least one FVC assessment at age 7 or later
6MWT: 6-minute walk test; BL: Baseline; DMD: Duchenne muscular dystrophy; FVC: Forced vital capacity; GC: Glucocorticoid; NSAA: North Star ambulatory assessment; PEF: Peak expiratory flow; QoL: Quality of life

1. McDonald C, et al. Lancet, 2017; 2. McDonald C et al. Muscle Nerve 2013;48:32–54; 3. http://www.cinrgresearch.org/duchenne-natural-history// (Accessed May 2017).

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UCDAVIS

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8 Milestones that are clinically meaningful in DMD (based on PODCI Transfer / Basic Mobility) Stand from supine < 5 sec Stand from supine 5 - 10 sec Stand from supine > 10 sec or Lost Rise from Floor Lost 4 - Stair Climb Still Amb Non - Amb Full Overhead reach Lost Full Overhead Reach (Retains hand to mouth) Lost Hand to Mouth (Retains Hand Function) Lost Lost Hand Function (Brooke 6) | Capricor, Inc. │KOL Lunch on DMD 114

Age at Loss of Ambulation Predicts Age at Onset of 1 liter FVC (CINRG Data) FVC < 1 liter increases risk of death HR (95% CI) 4.1 (1.3, 13.1) QC (QC cjs 05Sep17) 0.00 0.25 0.50 0.75 1.00 0 10 20 30 Age (years) Proportion Reaching FVC of 1L Ambulatory patients age 9 - 18 at study entry Number at Risk LOA <10 years 53 53 46 22 3 1 0 0 LOA 13 years or still walking 208 208 132 71 27 7 0 0 LOA <10 years LOA 13 years or still walking McDonald et al. Lancet, 2018 | Capricor, Inc. │KOL Lunch on DMD 115 SC29

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Static positioning leads to contractures in DMD | Capricor, Inc. │KOL Lunch on DMD 121

Static positioning leads to contractures in DMD | Capricor, Inc. │KOL Lunch on DMD 122

Scoliosis in DMD Without steroids 80 - 90% require fusion With steroids 20 - 30% require fusion | Capricor, Inc. │KOL Lunch on DMD 123

Quality of Life Implications for Untreated Spine Deformity | Capricor, Inc. │KOL Lunch on DMD 124

Spinal Fusion / instrumentation Curve severity 20 - 40 degrees optimal FVC > 40% predicted optimal <30%FVC possible | Capricor, Inc. │KOL Lunch on DMD 125

Cardiomyopathy in DMD • Clinically significant cardiomyopathy rare before age 10; MRI changes common • Fibrosis posterior wall left ventricle • Myocardium exhibits abnormal contractility • Arrythmias • Treatment: Early ACE Inhibitors; Evidence Class Ia • enalapril , lisinopril , perindopril • ? ARBs (Losartan) • ? Beta Blockers ( metoprolol , carvedilol ) • ? Aldosterone receptor antagonists (Spironolactone, eplerenone ) • ? Diuretics (Furosemide, Thiazides) | Capricor, Inc. │KOL Lunch on DMD 126

GI / Nutrition Issues • Weight Gain around time of WC • Late stage cachexia (need for G - tube/PEG) • Gut hypomotility / gastroparesis • Respiratory issues and GI procedures | Capricor, Inc. │KOL Lunch on DMD 127

0 20 40 60 80 100 6 8 10 12 14 16 18 20 22 24 26 28 30 Age (years) Mean PFT %p (SE) FVC%p PEF%p MIP%p MEP%p Progression in pulmonary function loss by age Source: CINRG DNHS. | Capricor, Inc. │KOL Lunch on DMD 128

Brooke upper extremity functional grade

1	2	3	4	5	6
					
Starting with arms at the sides, the patient can abduct the arms in a full circle until they touch above the head.	**Can raise arms above head** only be flexing the elbow or using accessory muscles.	**Cannot raise arms above head** but can raise an 8oz. glass of water to mouth.	**Can raise hands to mouth** but cannot raise an 8oz. glass of water to mouth.	**Cannot raise hands to mouth** but can use hands to hold a pen or pick up small objects from a table.	Cannot raise hands to mouth and has no functional use of hands.

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OHR | No OHR Hand to Mouth | No Hand to Mouth %FVC decline by Brooke upper extremity functional grade DHNS all data. Retained overhead reach Lose overhead reach Retained hand to mouth Lose hand to mouth Retained hand function No distal hand function | Capricor, Inc. │KOL Lunch on DMD 130

Potential for Combination Treatments in DMD ‣ Six main categories for therapeutic targets for DMD ‣ One addresses primary genetic defect; rest address downstream aspects of the pathogenesis ‣ Targeting any single pathway may be an approvable mono - therapy ‣ Future treatment paradigm may involve targeting multiple pathways to have greater patient impact Increasing muscle mass and regeneration Decreasing inflammation and fibrosis Correcting perturbations in Calcium handling Mitochondria dysfunction Replacement of dystrophin/ utrophin Correcting blood flow regulation DMD Therapeutic Development Development of State - of - the - Art Combination Therapies for Duchenne Muscular Dystrophy | Capricor, Inc. │KOL Lunch on DMD 13 1

Potential for Combination Treatments in DMD Increasing muscle mass and regeneration Decreasing inflammation and fibrosis Correcting perturbations in Calcium handling Mitochondria dysfunction Replacement of dystrophin/ utrophin Correcting blood flow regulation DMD Therapeutic Development ‣ NF - κB Is Chronically Activated in DMD ‣ Prednisone / Prednisolone ‣ Deflazacort ( Emflaza , PTC) ‣ Current Trials: ‣ Vamorolone ( ReveraGen ) – Dissociative steroids (decreased Aes ) ‣ Edasalonexent ( Catabasis ) – covalently linked salicylic acid (ASA) and docosahexaenoic acid (DHA), – synergistically leverages the ability of both compounds to intracellularly inhibit activated NF - κB | Capricor, Inc. │KOL Lunch on DMD 13 2

Potential for Combination Treatments in DMD Increasing muscle mass and regeneration Decreasing inflammation and fibrosis Correcting perturbations in Calcium handling Mitochondria dysfunction Replacement of dystrophin/ utrophin Correcting blood flow regulation DMD Therapeutic Development ‣ Therapeutics targeting mitochondrial health ‣ Idebenone ( Santhera ) ‣ PPAR ઼ agonist ( Astellas ) ‣ (+) - epicatechin ( Cardero ) ‣ ? CAP - 1002 | Capricor, Inc. │KOL Lunch on DMD 13 3

Summary 1. DMD natural history is changing, with significant preservation of motor, cardiac and pulmonary function, leading to increased survival over the past three decades 2. Cannot apply a single primary endpoint across the ambulatory or non - ambulatory spectrum of disease 3. Glucocorticoid use confers significant functional benefits but is limited by side effects in a significant proportion of the population 4. Progression of pulmonary impairment to critical thresholds is associated with increase in mortality 5. There is an area of high unmet need for patients both on and off steroids and in the in the 2 nd decade for treatment of upper limb and pulmonary function loss 6. Emerging cell - based therapies and gene therapies offer exciting possibilities to significant impact DMD | Capricor, Inc. │KOL Lunch on DMD 134

Acknowledgements CINRG Investigators NICHD

BRAVE Program B enefit - R isk A ssessment V aluation & E vidence Understanding Patient and Caregiver Preferences Ryan Fischer, SVP Community Engagement Presented By: Pat Furlong | Capricor, Inc. │KOL Lunch on DMD

Why Collect Patient Preference Information (PPI)? What can be learned? • Identify unmet medical needs • Provide insight into symptom priorities • Identify target treat profile • Inform endpoint development • Inform development of PRO’s • Understand risk tolerance, tolerance for uncertainty, and benefit preferences of patients and caregivers • Understand preferences of sub - populations and subgroups Discovery Delivery Development | Capricor, Inc. │KOL Lunch on DMD 137

Stated Preference Methods • Methods for collecting and analyzing data about what people think and feel – Special types of surveys that provide numbers to explain how important ‘good’ things are in comparison to ‘bad’ things. – How much ‘bad’ will people accept for the ‘good’ ? | Capricor, Inc. │KOL Lunch on DMD 138

Pilot Preference Study Community Engaged, Patient Centric Approach Collaborator : Johns Hopkins School of Public Health (Dr. John Bridges) Research Objectives: – To understand meaningful preferences of caregivers for emerging Duchenne therapies – Demonstrate a process by which a patient advocacy organization might develop scientific evidence on treatment preferences Respondents: 119 Caregivers Method: Best Worst Scaling | Capricor, Inc. │KOL Lunch on DMD 139

Example Task • Effect on muscle function (none, slows, stops) • Gain in expected lifespan (none, 2, 5 years) • Post - approval information (none, 1, 2 years) • Nausea (none, loss of appetite, loss of appetite and occasional vomiting) • Risk of bleeds (none, risk of bleeding gums and increased bruising, risk of hemorrhagic stroke) • Risk of heart arrhythmia (none, risk of harmless heart arrhythmia, risk of dangerous heart arrhythmia and sudden death) Attributes and Levels Choose the best thing in this treatment and the worst thing | Capricor, Inc. │KOL Lunch on DMD 140

Results – what we learned • Caregivers are willing to accept considerable risk in order to achieve stopping or slowing the progression of Duchenne (non curative) • Caregivers were willing to trade off on longer lifespan choosing quality of life over quantity for benefit • Caregivers prioritized the protection of muscle function over all other attributes. • There was limits to their risk tolerance , they would not accept a treatment with 2 serious risks. • Caregivers marginally valued post market data | Capricor, Inc. │KOL Lunch on DMD 141

Study 2 – Pulmonary Treatment for Duchenne Study Sponsor: Santhera Collaborator: Johns Hopkins School of Public Health (Dr. John Bridges) Research Objectives: Aimed to evaluate • The degree to which pulmonary outcomes represent meaningful benefit • Acceptable risk, harms, burden given the pulmonary benefit • Degree to which preferences differed between caregivers and patients Respondents: 96 caregivers, 59 patients Method: Best Worst Scaling/Conjoint Analysis | Capricor, Inc. │KOL Lunch on DMD 142

Second Study on Lung Benefits | Capricor, Inc. │KOL Lunch on DMD 143

Results – what we learned • Patients and caregivers prioritized pulmonary and cardiac benefit among non skeletal treatment targets • Patients and caregivers were willing to accept risk and burden in order to achieve pulmonary benefits. • There was little difference between the preferences of patients and caregivers • Maintaining cough strength and less lung infections represent meaningful benefits • A drug profile similar to Idebenone presents a favorable choice for a treatment | Capricor, Inc. │KOL Lunch on DMD 144

Study 4: Treatment Preferences for Duchenne: A global study (2018)

Funding Support: Pfizer, Everylife Foundation

Collaborator: Johns Hopkins School of Public Health (Dr. John Bridges)
6 participating countries and patient group lead:

USA – *PPMD*
UK – *Duchenne UK*
Canada – *Jesse's Journey*
Netherlands – *Duchenne Parent Project Netherlands*
Belgium – *Duchenne Parent Project Belgium*
Australia – *Save our Sons*



Research Objective: To learn about how patient and caregivers evaluate risks and benefits and how they may differ internationally. Explore unmet needs.

Respondent goal: 60 each country, 20 patients 40 caregivers (360 total)
Method: Discreet Choice Experiment
Wave 1 potential for Wave 2

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PARENT PROJECT MUSCULAR DYSTROPHY | ENDDUCHENNE.ORG

Experiments • Treatment Preferences (DCE) Unmet Needs Prioritizations • Research outcomes • Care standards • Trial eligibility • Clinical trials • No placebo • Compassionate use • Social initiatives Unmet needs A Unmet needs B Clinical trials Care standards Social initiatives No placebo Compassionate use I think unmet needs A should be prioritized ☐ I think unmet needs B should be prioritized ☐ | Capricor, Inc. │KOL Lunch on DMD 146

Familiarity with Drug Development clinical trials, and reimbursement Very much Somewhat A little bit Not at all Does not exist in my country How familiar are you with drug discovery and pre - clinical research in your country? ☐ ☐ ☐ ☐ ☐ How familiar are you with clinical studies in your country? ☐ ☐ ☐ ☐ ☐ How familiar are you with the regulatory approval process in your country? ☐ ☐ ☐ ☐ ☐ How familiar are you with how insurance and reimbursement coverage decisions are made in your country? ☐ ☐ ☐ ☐ ☐ How familiar are you with opportunities for patient involvement in drug development and regulatory approval in your country? ☐ ☐ ☐ ☐ ☐ How familiar are you with who controls pricing for drugs in your country? ☐ ☐ ☐ ☐ ☐ How familiar are you with how the drug development and regulatory approval process in your country compares to other countries? ☐ ☐ ☐ ☐ ☐ | Capricor, Inc. │KOL Lunch on DMD 147

Timeline • Stakeholder engagement Sept 2017 - January 2018 • Survey Development Dec 2017 - February 2018 • Survey Implementation March 2018 - May 2018 • Pote ntial Wave 2 June 2018 - Oct 2018 (Europe) • Publications • Oct 2018 | Capricor, Inc. │KOL Lunch on DMD 148

Study 5: Duchenne Gene Transfer Preference Study & Educational Initiative Qualitative Interviews Stated Preference Survey Educational Initiative Sponsors: Pfizer and Solid Biosciences Collaborator: RTI International (Holly Peay , PhD) Research Objective : Explore preferences and risk tolerance about emerging gene therapy technologies Methods: Semi structured interviews, Threshold, BW Scaling | Capricor, Inc. │KOL Lunch on DMD 149

Qualitative Results – What we learned Benefits Risks Limitations (Caveats) Respondents highly valued potential benefits to skeletal muscle, cardiac, and pulmonary function • Muscle : differently valued for quality of life impacts based on progression • Cardiac/pulmonary : greater relative importance with progression More than half tolerant of 1% risk of death , with evidence of increased risk tolerance in adults and at later stages Most were concerned about limitations (possible one - time, time - limited benefit; loss of future trial eligibility) • Optimistic about scientific advances • Described a ‘right time’ for use of gene therapy | Capricor, Inc. │KOL Lunch on DMD | Capricor, Inc. │KOL Lunch on DMD 150

Development of Survey (Quantitative data) Anticipated recruitment numbers – 150 parents and 50 adults with Duchenne Inclusion Criteria • Adults with Duchenne muscular dystrophy (must be at least 18 years old) • The parent of a person with Duchenne muscular dystrophy, or a guardian (current or past) of a person with Duchenne. Must be at least 18 years old. Aims of Study • Threshold experiment: Determine maximum acceptable risk (directed toward an approved therapy) • Best - Worst Scaling experiment: Assess priorities regarding factors influencing clinical trial decision making | Capricor, Inc. │KOL Lunch on DMD 151

Participants are required to view a 2 minute whiteboard video about Gene Therapy before taking survey | Capricor, Inc. │KOL Lunch on DMD 152

Threshold Experiment (approved therapy) • Imagine that your child’s doctor offers your child gene therapy for Duchenne. The doctor shows you these two graphs. They show the average benefit experienced by 2,000 people who used gene therapy. The solid lines show how using gene therapy has helped their muscle strength and heart function compared to people who don’t use gene therapy. The doctor cannot tell you how long the benefit will last. It won’t last forever, but should last for 10 years. | Capricor, Inc. │KOL Lunch on DMD 153

Your doctor tells you about the risk of gene therapy. 1 out of 2,000 people with Duchenne will die from using gene therapy. The person will die within a week after using it. The other 1,999 people will not die from gene therapy. Would you choose gene therapy? Risk Numbers: 1/2000 10/2000 20/2000 200/2000 | Capricor, Inc. │KOL Lunch on DMD 154

Best Worst Experiment (clinical trial) Clinical Trial Attributes • Chance of improved muscle function • Chance of improved heart function • Chance of improved lung function • Benefit lasts 10 years • Trial uses placebo group • Lowest dose may be too low for benefit • Not eligible for future trials • No later use of gene therapies or gene editing (CRISPR) • Two muscle biopsies • Chance of long hospitalization • Chance of death | Capricor, Inc. │KOL Lunch on DMD 155

Which is most important to your decision about whether to join the trial? What is least important to your decision? Task Example Most important to my decision Least important to my decision | Capricor, Inc. │KOL Lunch on DMD 156

Timeline • Qualitative study - completed • Draft survey - completed • Recruitment – January 2018 – March 2018 • Analysis – early spring • Report - late spring | Capricor, Inc. │KOL Lunch on DMD 157

Thank you! | Capricor, Inc. │KOL Lunch on DMD

│ Capricor , Inc. │KOL Lunch on DMD HOPE - 2 Trial Design Presented By: Deborah Ascheim M.D.

HOPE-2 Trial


SCREENING
RANDOMIZE
CAP-1002, N=42
150M CDCs
IV infusion q3m
1:1
Placebo, N=42
IV infusion q3m
D1
W4
M3
M6
M9
M12
Dose #1
Dose #2
Dose #3
Dose #4

Objective: Evaluate the safety & efficacy of CAP-1002, IV administered, every 3 months in subjects with DMD & impaired skeletal muscle function

- Randomized, double-blind, placebo-controlled trial
- N ≤ 84
- Total of 4 doses of IV CAP-1002 or placebo; 12-month follow-up
- Open-label extension for patients randomized to placebo (pending DSMB recommendation)

| Capricor, Inc. | KOL Lunch on DMD 160

│ Capricor , Inc. │KOL Lunch on DMD Primary • Upper - limb function at Month 12 by mid - level PUL • Pre - specified safety events Endpoints Secondary • Upper - limb function (mid - level PUL) at Months 3, 6, & 9 • Cardiac function by MRI • Incidence and severity of AEs Exploratory • Elbow, grip, & pinch strength • PUL (all levels) • Cardiac structure & function • Pulmonary function testing • NSAA • Biomarkers • Quality of life • Resource utilization 161

│ Capricor , Inc. │KOL Lunch on DMD • Ambulatory and non - ambulatory boys and young men with compromised upper limb function considered for enrollment • Later stage disease few competitors • We believe CAP - 1002 is complementary to other disease modifying therapies (dystrophin modulating Rxs ) HOPE - 2 Considerations For more information, visit capricor.com or clinicaltrials.gov (NCT03406780) 162

│ Capricor , Inc. │KOL Lunch on DMD • HOPE - 1 trial patients • Patient advocacy group partners DMD Advisory Board Collaborators - Barry Byrne, MD, PhD - John Jefferies, MD - Michael Taylor, MD PhD - Michelle Eagle, PhD - Oscar Henry Mayer, MD - Ron Victor, MD - Richard Finkel, MD - Craig McDonald, MD - Thomas Voit , MD - Pat Furlong - Eugenio Mercuri , MD, PhD - Kan Hor , MD - Franceso Muntoni , MD 163

│ Capricor , Inc. │KOL Lunch on DMD Thank you Q&A